Statement of Additional Information Supplement

March 29, 2010

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 29, 2010 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated February 23, 2010 of:

Effective March 18, 2010, Francis J. Smith replaced James Garrett as Treasurer and Chief Financial Officer of the Fund. The following information hereby replaces in its entirety the biographical information for Mr. Garrett contained on page 38 of this Statement of Additional Information:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003) and the Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Please retain this supplement for future reference.